TIFF INVESTMENT PROGRAM
                   SUPPLEMENT DATED AUGUST 31, 2001, TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATEd May 1, 2001

EFFECTIVE AUGUST 31, 2001, THE TIP STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001, IS REVISED AS FOLLOWS:

1. The first sentence of the first paragraph of the cover is deleted and replaced with the following:

       TIFF Investment Program, Inc. ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objectives and policies.

2. The list of board members and officers appearing under the caption "Supplemental Discussion of Fund Management and Administration" on page 6 is deleted and replaced with the following:

        BOARD MEMBERS/
        OFFICERS               TIP       FAI            TIFF          BIRTHDATE

        Fred B. Renwick       Chair                     Trustee       2/1/30
        Sheryl L. Johns      Director                   Trustee       3/15/56
        William McLean       Director                   Trustee       4/22/55
        Harry Hoffman        Director                   Trustee       10/28/55
        David A. Salem*      Director/ President/CEO    President/
                                                        Trustee       4/27/56
        Michael G. McCaffery                            Trustee       7/5/53
        Jack R. Meyer                                   Trustee       10/4/45
        Ann B. Sloane                                   Chair         11/1/38
        D. Ellen Shuman                                 Trustee       2/8/55
        Jeffrey G. Tarrant                              Trustee       4/4/56
        Arthur Williams III                             Trustee       5/12/41
        Esther L. Cash       Vice
                             President                  Director      4/13/57
        Cynthia Surprise     Secretary                                7/8/46
        William E. Vastardis Treasurer                                10/30/55

3. Fundamental investment restriction number 1 appearing on page 16 is deleted and replaced with the following:

       1. Purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply to the Short-Term Fund, which may invest more than 25% of its total assets in the banking industry or in the finance industry (which for purposes of this restriction will be deemed to

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       include all asset-backed  securities).  This restriction shall not apply to the Domestic Stock Index Fund to the extent that its benchmark does not meet this standard.

4. Fundamental investment restriction number 3 appearing on page 16 is deleted and replaced with the following:

       3. Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.

5. Fundamental investment restriction number 4 appearing on page 16 is deleted and replaced with the following:

       4. Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

6. Fundamental investment restriction number 5 appearing on page 16 is deleted and replaced with the following:

       5. Make loans except that each fund may (a) engage in repurchase agreements, (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

7. Fundamental investment restriction number 6 appearing on page 16 is deleted and replaced with the following:

       6. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the fund may be deemed to be an underwriter under certain federal securities laws.

8. Fundamental investment restriction number 7 appearing on page 16 is deleted and replaced with the following:

       7. Purchase or sell real estate except that each fund may (i) hold and sell real estate acquired as a result of the fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.

9. Fundamental investment restriction number 8 appearing on page 16 is deleted and replaced with the following:

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       8.  Purchase or sell physical  commodities  except that each fund may (i) hold and sell physical commodities acquired as a result of the fund's ownership of securities or other instruments, and
       (ii) purchase or sell securities or other instruments backed by physical commodities. The Fund may also purchase or sell options and futures contracts.

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